UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in its Current Report on Form 8-K filed on August 2, 2012, as amended by the Current Report on Form 8-K/A filed on August 24, 2012 (collectively, the “Prior 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), on August 1, 2012, Halcón Resources Corporation (the “Company”) completed the acquisition of GeoResources, Inc., a Colorado corporation (“GeoResources”), pursuant to an Agreement and Plan of Merger dated April 24, 2012. This Form 8-K/A amends the Prior 8-K for the purpose of filing the historical financial statements of GeoResources and SBE Partners LP that previously were incorporated by reference into the Prior 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Attached as Exhibits 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K/A are (i) the audited financial statements of GeoResources and its subsidiaries as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, (ii) the audited financial statements of SBE Partners LP as of December 31, 2011 and 2010 and for the fiscal years ended December 31, 2011, 2010 and 2009, (iii) the unaudited interim financial statements for GeoResources and its subsidiaries for the three month periods ended March 31, 2012 and 2011, and (iv) the unaudited interim financial statements for GeoResources and its subsidiaries for the three and six month periods ended June 30, 2012 and 2011, respectively.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1*	Consent of Grant Thornton LLP.

99.3*	Audited Consolidated Financial Statements for GeoResources, Inc. as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

99.4*	Financial Statements and Report of Independent Certified Public Accountants for SBE Partners LP as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

99.5*	Unaudited Interim Financial Statements for GeoResources, Inc. for the three month periods ended March 31, 2012 and 2011.

99.6*	Unaudited Interim Financial Statements for GeoResources, Inc. for the three and six month periods ended June 30, 2012 and 2011.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

September 10, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Grant Thornton LLP.

99.3*	Audited Consolidated Financial Statements for GeoResources, Inc. as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

99.4*	Financial Statements and Report of Independent Certified Public Accountants for SBE Partners LP as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

99.5*	Unaudited Interim Financial Statements for GeoResources, Inc. for the three month periods ended March 31, 2012 and 2011.

99.6*	Unaudited Interim Financial Statements for GeoResources, Inc. for the three and six month periods ended June 30, 2012 and 2011.

*	Filed herewith